Accrued Expenses and Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2023
Accrued Expenses and Other Current Liabilities [Abstract]
Schedule of Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of December 31,
	2023	2022
Contingent liabilities of Jinghong Dispute (i)	$22,909	$-
Accrued expense (ii)	3,659	18,227
Payroll payable	3,235	9,185
Output VAT	1,630	-
Warranty provisions	989	-
Interest payable	206	-
Borrowing from a third party	272	490
Individual income tax payable (iii)	134	5,115
Others	81	82
Total	$33,115	$33,099

(i)	On May 18, 2022, Tianjin Jinghong Investment Development Group Co., Ltd. (“Jinghong”) filed proceedings with the Group. And the verdict was issued on July 20, 2023 that the Group was ordered to bear a total amount of approximately RMB162.7 million (US$22.9 million), covering equity transfer consideration, disbursement and other relevant expense, which was recognized in accrued expense and other liabilities as of December 31, 2023. See Note 24 Commitments and contingencies – Jinghong Dispute for details. As of the issuance date of the consolidated financial statements, this amount remains outstanding.

(ii)	As of December 31, 2023 and 2022, accrued expenses mainly consisted of unpaid offering cost of US$2.0 million and US$12.2 million, respectively. The decrease in these expenses was primarily attributed to the settlement of most of the accrued amounts, either through direct cash payments or by reaching settlement agreements.

(iii)	As of December 31, 2022, the Group settled the payroll payable accumulated from 2019 to 2022 which resulted in an increase in individual income tax payable. For the year ended December 31, 2023, the Group settled most of the individual income tax payable, with US$0.1 million outstanding.